UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number         811-07326

Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  September 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli ABC Fund Third Quarter Report — September 30, 2013	Mario J. Gabelli, CFA Portfolio Manager
Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall, 5 stars for the three year period, and 4 stars for the five and ten year periods ended September 30, 2013 among 78, 78, 49, and 24 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the quarter ended September 30, 2013, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 1.2% compared with the increase of 0.7% for the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index. The performance of the 3 Month U.S. Treasury Bill Index for the quarter was 0.02%. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2013.

Comparative Results

Average Annual Returns through September 30, 2013 (a) (Unaudited)						Since Inception 5/14/93
	Quarter	1 Year	5 Year	10 Year
AAA Shares (GABCX)	1.17%	5.70%	3.96%	4.59%		6.37%
Advisor Shares (GADVX)	1.18	5.38	3.72	4.43		6.29
S&P Long-Only Merger Arbitrage Index	0.74	9.46	4.86	7.28	(b)	N/A	(b)
Lipper U.S. Treasury Money Market Fund Average	0.00	0.01	0.03	1.30		2.59	(c)
3 Month U.S. Treasury Bill Index	0.02	0.10	0.17	1.70		3.09
S&P 500 Index	5.24	19.34	10.02	7.57		8.91	(c)

In the current prospectus dated April 30, 2013, the expense ratios for Class AAA and the Advisor Class Shares, are 0.60% and 0.85%, respectively. The Fund does not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)	S&P Long-Only Merger Arbitrage Index inception date is December 31, 2003.
(c)	S&P 500 Index and the Lipper U.S. Treasury Money Market Fund Average since inception performance are as of April 30, 1993.

The Gabelli ABC Fund

Schedule of Investments — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 45.8%
	Aerospace — 0.1%
36,000	Exelis Inc.	$565,560
8,000	Kratos Defense & Security Solutions Inc.†	66,240

		631,800

	Automotive — 0.2%
110,000	Ford Motor Co.	1,855,700

	Automotive: Parts and Accessories — 0.1%
2,400	Cooper Tire & Rubber Co.	73,920
8,800	Strattec Security Corp.	337,480
53,000	The Pep Boys—Manny, Moe & Jack†	660,910

		1,072,310

	Broadcasting — 1.7%
1,140,262	Belo Corp., Cl. A	15,621,589
9,000	Cogeco Inc.	401,922
12,000	LIN Media LLC, Cl. A†	243,480
6,000	Salem Communications Corp., Cl. A	49,680

		16,316,671

	Business Services — 0.3%
6,500	Ascent Capital Group Inc., Cl. A†	524,030
17,000	Diebold Inc.	499,120
2,000	GrainCorp Ltd., Cl. A.	23,043
13,000	Michael Baker Corp.	526,110
1,000	National Technical Systems Inc.†	22,850
25,000	The Active Network Inc.†	357,750
16,000	The Brink’s Co.	452,800
10,000	TMS International Corp., Cl. A.	174,400
60,000	TNT Express NV	547,742

		3,127,845

	Cable and Satellite — 3.1%
1,400	AMC Networks Inc., Cl. A†	95,872
142,000	British Sky Broadcasting Group plc	2,000,000
40,000	Cablevision Systems Corp., Cl. A	673,600
7,001	DIRECTV†	418,310
200,000	Kabel Deutschland Holding AG†	23,512,541
3,000	Liberty Global plc, Cl. A†	238,050
3,000	Liberty Global plc, Cl. C†	226,290
180,000	Sky Deutschland AG†	1,658,081
3,000	ZON OPTIMUS SGPS SA	17,858

		28,840,602

	Computer Hardware — 5.1%
3,500,000	Dell Inc.	48,195,000

	Computer Software and Services — 3.2%
100,000	BMC Software Stub†	5,000
8,000	eBay Inc.†	446,320
2,000	Ebix Inc.	19,880
3,000	Fidelity National Information Services Inc.	139,320
52,000	iGO Inc.†	162,760

Shares		Market Value
3,500	Mentor Graphics Corp.	$81,795
4,000	Micro Focus International plc	49,085
350,100	Sourcefire Inc.†	26,579,592
201,500	Stonesoft OYJ†	1,215,793
40,000	Yahoo! Inc.†	1,326,400

		30,025,945

	Consumer Products — 0.6%
36,000	Avon Products Inc.	741,600
22,000	Harman International Industries Inc.	1,457,060
150,000	Maidenform Brands Inc.†	3,523,500

		5,722,160

	Consumer Services — 0.8%
3,000	Liberty Interactive Corp., Cl. A†	70,410
202	Liberty Ventures, Cl. A†	17,810
511,157	Stewart Enterprises Inc., Cl. A	6,716,603
28,000	The ADT Corp.	1,138,480

		7,943,303

	Diversified Industrial — 1.7%
7,500	Eaton Corp. plc	516,300
16,000	Fortune Brands Home & Security Inc.	666,080
80,500	Handy & Harman Ltd.†	1,921,535
5,000	ITT Corp.	179,750
30,000	Katy Industries Inc.†	21,163
250,438	Kaydon Corp.	8,895,558
1,000	MOCON Inc.	13,680
39,000	Myers Industries Inc.	784,290
2,500	Texas Industries Inc.†	165,775
68,000	Tyco International Ltd.	2,378,640
264,500	Wright Investors’ Service Holdings Inc.†	562,062

		16,104,833

	Electronics — 0.7%
70,000	Alliance Semiconductor Corp.†	35,700
25,000	Emulex Corp.†	194,000
2,000	International Rectifier Corp.†	49,540
100,400	Laird plc	358,235
5,051	Molex Inc.	194,564
114,395	Molex Inc., Cl. A	4,379,041
12,000	MoSys Inc.†.	44,640
3,500	Texas Instruments Inc.	140,945
65,000	Zygo Corp.†	1,038,700

		6,435,365

	Energy and Utilities — 3.7%
3,600	Anadarko Petroleum Corp.	334,764
1,500	Apache Corp.	127,710
200	Berry Petroleum Co., Cl. A	8,626
50,000	Dart Energy Ltd.†.	6,297
280,000	Dragon Oil plc	2,638,174
10,000	Duke Energy Corp.	667,800
36,000	Endesa SA†	937,769

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
3,000	Energy Transfer Partners LP	$156,210
3,000	EXCO Resources Inc.	20,220
3,200	Exxon Mobil Corp.	275,328
250,000	GenOn Energy Inc., Escrow†	0
10,000	Great Plains Energy Inc.	222,000
437,274	Gulf Coast Ultra Deep Royalty Trust†	953,257
10,000	Halcon Resources Corp.†	44,300
15,000	Heritage Oil plc†	43,225
5,000	Hess Corp.	386,700
5	Iberdrola SA	29
1,500	Kelt Exploration Ltd.†	12,218
58,000	National Fuel Gas Co.	3,988,080
25,000	NorthWestern Corp.	1,123,000
4,000	NRG Energy Inc.	109,320
690,200	NV Energy Inc.	16,295,622
1,000	Origin Energy Ltd.	13,154
1,500	Petrominerales Ltd.	17,038
190,000	Severn Trent plc	5,422,859
2,000	Walter Energy Inc.	28,060
40,000	Weatherford International Ltd.†	613,200
95,000	WesternZagros Resources Ltd.†	88,539

		34,533,499

	Entertainment — 0.1%
2,000	Discovery Communications Inc., Cl. A†	168,840
2,000	Discovery Communications Inc., Cl. C†	156,240
25,000	Take-Two Interactive Software Inc.†	454,000
2,700	The Madison Square Garden Co., Cl. A†	156,789
4,000	Vivendi SA	92,021

		1,027,890

	Equipment and Supplies — 0.2%
500,000	Gerber Scientific Inc., Escrow†	5,000
8,000	The L.S. Starrett Co., Cl. A	88,000
50,000	Xylem Inc.	1,396,500

		1,489,500

	Financial Services — 1.2%
104,000	AllianceBernstein Holding LP	2,065,440
36,333	American Safety Insurance Holdings Ltd.†	1,097,257
1,650	Argo Group International Holdings Ltd.	70,752
61,500	Blackhawk Network Holdings Inc.†	1,477,845
21,000	H&R Block Inc.	559,860
50,000	Hudson City Bancorp Inc.	452,500
5,000	Kinnevik Investment AB, Cl. A	171,706
60,000	KKR & Co. LP	1,234,800
1,000	Lender Processing Services Inc.	33,270
2,000	M&T Bank Corp.	223,840
300	MasterCard Inc., Cl. A	201,834
11,000	Oritani Financial Corp.	181,060
1,000	Provident New York Bancorp	10,890

Shares		Market Value
90,000	SLM Corp.	$2,241,000
9,000	Steel Excel Inc.†	264,240
5,000	Sterling Bancorp	68,650
2,500	The Goldman Sachs Group Inc.	395,525
7,000	The PNC Financial Services Group Inc.	507,150

		11,257,619

	Food and Beverage — 2.3%
14,000	Beam Inc.	905,100
613,500	Dole Food Co. Inc.†	8,355,870
35,000	Hillshire Brands Co.	1,075,900
400	Ingredion Inc.	26,468
2,310,000	Parmalat SpA	7,737,709
5,500	Pernod Ricard SA	682,980
25,000	Post Holdings Inc.†	1,009,250
12,201	Remy Cointreau SA	1,300,188

		21,093,465

	Health Care — 9.7%
500	Actelion Ltd.	35,495
468	Allergan Inc.	42,331
3,000	ArthroCare Corp.†	106,740
360,062	Astex Pharmaceuticals†	3,053,326
1,000	Bio-Rad Laboratories Inc., Cl. A†	117,560
100,000	CML HealthCare Inc.	1,042,668
200	Cornerstone Therapeutics Inc.†	1,882
60,000	Elan Corp. plc, ADR†	934,800
150,000	Greenway Medical Technologies†	3,097,500
3,000	Grifols SA, ADR	90,840
5,000	Health Management Associates Inc., Cl. A†	64,000
55,000	Hi-Tech Pharmacal Co. Inc.	2,373,250
2,000	ICU Medical Inc.†	135,860
5,500	Illumina Inc.†	444,565
1,000	Lexicon Pharmaceuticals Inc.†	2,370
250,000	Life Technologies Corp.†	18,707,500
326,000	MAKO Surgical Corp.†	9,620,260
428,756	Maxygen Inc.†	12,863
500	Mead Johnson Nutrition Co.	37,130
1,000	Merck & Co. Inc.	47,610
433,000	Myrexis Inc.	41,178
300,000	Onyx Pharmaceuticals Inc.†	37,401,000
10,000	Optimer Pharmaceuticals Inc.†	126,000
4,000	Rhoen Klinikum AG	102,790
169,228	Rochester Medical Corp.†	3,377,791
80,000	Shoppers Drug Mart Corp.	4,607,155
29,000	Smith & Nephew plc	361,972
1,000	Taro Pharmaceuticals Industries Ltd.†	76,000
1,000	UCB SA†	58,523
125,000	Vanguard Health Systems Inc.†	2,626,250
5,000	Verenium Corp.†	19,850
75,500	WuXi PharmaTech Cayman Inc., ADR†	2,068,700

		90,835,759

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming — 1.4%
4,000	Churchill Downs Inc.	$346,080
8,000	Orient-Express Hotels Ltd., Cl. A†	103,840
11,317	Ryman Hospitality Properties Inc.	390,550
300,000	SHFL Entertainment Inc.†	6,900,000
195,600	WMS Industries Inc.†	5,075,820

		12,816,290

	Machinery — 0.0%
19,140	CNH Industrial NV†	239,250

	Materials — 0.4%
200,000	Zoltek Companies Inc.†	3,338,000

	Metals and Mining — 0.5%
30,000	Alcoa Inc.	243,600
1,500	Allegheny Technologies Inc.	45,780
220,000	AuRico Gold Inc.	838,200
20,000	Camino Minerals Corp.†	680
38,000	Freeport-McMoRan Copper & Gold Inc.	1,257,040
12,000	Gold Fields Ltd., ADR	54,840
3,400	Hoganas AB, Cl. B	178,287
45,000	Newmont Mining Corp.	1,264,500
5,000	NovaGold Resources Inc.†	11,600
9,092	Pan American Silver Corp.	96,035
12,000	Pilot Gold Inc.†	12,815
100	Royal Oak Ventures Inc.†	0
3,000	Sibanye Gold Ltd., ADR†	15,630
1,000	Uranium One Inc.†	2,767
11,000	Vulcan Materials Co.	569,910

		4,591,684

	Paper and Forest Products — 1.1%
40,000	Ainsworth Lumber Co. Ltd.†	153,779
164,739	Boise Inc.	2,075,711
6,000,000	Vinda International Holdings Ltd.	8,478,706

		10,708,196

	Real Estate — 0.0%
500	American Tower Corp.	37,065
100	Colonial Properties Trust	2,249
500	ECO Business-Immobilien AG†	2,949

		42,263

	Retail — 3.4%
1,500	Aaron’s Inc.†	41,550
4,000	Casey’s General Stores Inc.	294,000
28,000	Denny’s Corp.†	171,360
320,300	Harris Teeter Supermarkets Inc.	15,755,557
29,000	Macy’s Inc.	1,254,830
200	Nash Finch Co.	5,282
4,000	Pier 1 Imports Inc.	78,080
881,940	Saks Inc.†	14,058,124

Shares		Market Value
1,000	Sprouts Farmers Market Inc.†	$44,390

		31,703,173

	Semiconductors — 1.2%
8,000	Lam Research Corp.†	409,520
2,500	LTX-Credence Corp.†	16,450
6,000	PLX Technology Inc.†	36,120
450,000	Volterra Semiconductor Corp.†	10,350,000

		10,812,090

	Specialty Chemicals — 0.2%
4,000	International Flavors & Fragrances Inc.	329,200
11,000	Monsanto Co.	1,148,070
8,000	SGL Carbon SE	304,337

		1,781,607

	Telecommunications — 1.4%
300,000	Asia Satellite Telecommunications Holdings Ltd.	1,129,463
15,000	BCE Inc.	640,500
30,000	Corning Inc.	437,700
130,000	Koninklijke KPN NV†	414,175
200,000	Portugal Telecom SGPS SA	901,269
3,926	Sprint Corp.†	24,380
186,000	Telenet Group Holding NV	9,261,249
4,609	Telephone & Data Systems Inc.	136,196
6,000	Verizon Communications Inc.	279,960
500	Ziggo Bond Co. BV	20,252

		13,245,144

	Wireless Communications — 1.4%
26,000	Blackberry Ltd.†	206,700
750,000	Leap Wireless International Inc.†	11,842,500
14,000	Metricom Inc.†	1
20,000	NII Holdings Inc.†	121,400
7,500	T-Mobile US Inc.	194,775
8,100	United States Cellular Corp.	368,793

		12,734,169

	TOTAL COMMON STOCKS	428,521,132

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
6,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	252,900

	RIGHTS — 0.1%
	Energy and Utilities — 0.0%
5,556	Dart Energy Ltd., expire 10/01/13†	233

	Health Care — 0.1%
110,600	Adolor Corp., expire 07/01/19†	57,512
135,000	American Medical Alert Corp.†	1,350
10,000	Clinical Data Inc., CVR, expire 04/14/18†	9,500

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	RIGHTS (Continued)
	Health Care (Continued)
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	$60
350,000	Sanofi, CVR, expire 12/31/20†	707,000
69,000	Trius Therapeutics, CVR†	8,970

		784,392

	TOTAL RIGHTS	784,625

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	8

	Energy and Utilities — 0.0%
32,000	Kinder Morgan Inc., expire 05/25/17†	159,040

	TOTAL WARRANTS	159,048

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Diversified Industrial — 0.0%
$200,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	275,875

	CORPORATE BONDS — 0.0%
	Energy and Utilities — 0.0%
800,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	22,000

	U.S. GOVERNMENT OBLIGATIONS — 54.1%
506,987,000	U.S. Treasury Bills, 0.005% to 0.100%††, 10/03/13 to 04/03/14(a)	506,964,406

	TOTAL INVESTMENTS — 100.0% (Cost $917,221,928)	$936,979,986

			Market Value
	Aggregate tax cost		$918,425,791

	Gross unrealized appreciation		$25,745,552
	Gross unrealized depreciation		(7,191,357)

	Net unrealized appreciation/depreciation		$18,554,195

Principal Amount		Settlement Date	Unrealized Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
14,000,000(b)	Deliver British Pounds in exchange for United States Dollars 22,659,833(c)	10/25/13	$(154,133)
36,500,000(d)	Deliver Euros in exchange for United States Dollars 49,382,048(c)	10/25/13	(31,494)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$(185,627)

Notional Amount		Termination Date	Unrealized Appreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS — 0.0%
$17,575,018	Invensys plc(e)	07/17/14	$161,673

(2,200,000 Shares)

(a)	At September 30, 2013, $139,150,000 of the principal amount was reserved and/or pledged with the custodian for forward foreign exchange contracts and equity contract for difference swap agreements.
(b)	Principal amount denoted in British Pounds.
(c)	At September 30, 2013, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(d)	Principal amount denoted in Euros.
(e)	At September 30, 2013, the Fund had entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$30,020,945	—	$5,000	$30,025,945
Energy and Utilities	34,533,499	—	0	34,533,499
Equipment and Supplies	1,484,500	—	5,000	1,489,500
Health Care	90,822,896	—	12,863	90,835,759
Metals and Mining	4,591,684	—	0	4,591,684
Wireless Communications	12,734,168	—	1	12,734,169
Other Industries (a)	254,310,576	—	—	254,310,576
Total Common Stocks	428,498,268	—	22,864	428,521,132
Preferred Stocks (a)	252,900	—	—	252,900
Rights (a)	707,000	—	77,625	784,625
Warrants (a)	159,048	—	—	159,048
Convertible Corporate Bonds (a)	—	$275,875	—	275,875
Corporate Bonds (a)	—	22,000	—	22,000
U.S. Government Obligations	—	506,964,406	—	506,964,406
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$429,617,216	$507,262,281	$100,489	$936,979,986
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$161,673	—	$161,673
LIABILITIES (Unrealized Depreciation):*
FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(185,627)	—	(185,627)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$(23,954)	—	$(23,954)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2013 are reflected within the Schedule of Investments and further details as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation
$17,575,018 (2,200,000 Shares)	Market Value Appreciation on: Invensys plc	One month LIBOR plus 90 bps plus Market Value Depreciation on: Invensys plc	7/17/14	$161,673

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at September 30, 2013 are reflected within the Schedule of Investments.

The following table summarizes the net unrealized appreciation/depreciation of derivatives held at September 30, 2013 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/ Depreciation
Equity Contracts	$ 161,673

Liability Derivatives:
Forward Foreign Exchange Contracts	$(185,627)

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. There were no securities sold short at September 30, 2013.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2013, the Fund held no investments in restricted securities.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc.	Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer

Anthony J. Colavita President, Anthony J. Colavita, P.C.	Agnes Mullady Treasurer

DISTRIBUTOR

Vincent D. Enright Former Senior Vice President and Chief Financial Officer, KeySpan Corp.	G.distributors, LLC CUSTODIAN, TRANSFER
Mary E. Hauck Former Senior Portfolio Manager, Gabelli-O’Connor Fixed Income Mutual Fund Management Co.	AGENT, AND DIVIDEND DISBURSING AGENT State Street Bank and Trust Company
LEGAL COUNSEL

Kuni Nakamura President, Advanced Polymer, Inc.	Skadden, Arps, Slate, Meagher & Flom LLP

Werner J. Roeder, MD Medical Director, Lawrence Hospital

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar RatingTM

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall, 5 stars for the three year period, and 4 stars for the five and ten year periods ended September 30, 2013 among 78, 78, 49, and 24 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB408Q313QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/21/2013

* Print the name and title of each signing officer under his or her signature.